UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2022

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(IRS Employer Identification No.)	(IRS Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name, former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depository Shares ($1.66 par value) Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)Dismissal of Independent Registered Public Accounting Firm
Carnival plc is subject to UK law regarding mandatory auditor rotation after a period of 20 years. PricewaterhouseCoopers LLP (“PwC”) has been Carnival plc’s auditor since fiscal year ended November 2003 and under UK law, must be changed as Carnival plc’s auditor for the fiscal 2024 audit at the latest. As a result, under the supervision of the Audit Committees, Carnival Corporation & plc (the “Company”) conducted a competitive tender process and invited several registered public accounting firms to participate for the independent audits for fiscal 2024. The tender process was undertaken during the first half of 2022 to ensure an orderly transition and the independence of the selected firm.
On June 23, 2022, PwC was dismissed, as required by UK law, as the Company’s auditor effective upon completion of the November 30, 2023 audit. PwC will continue to audit the Company for fiscal years 2022 and 2023.

The audit reports of PwC on the Company’s consolidated financial statements for each of the two most recently completed fiscal years, fiscal 2020 and 2021, respectively, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During fiscal 2020 and 2021, as well as the subsequent interim periods through June 23, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure and there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

We provided PwC with a copy of the disclosure contained in this section of this Current Report on Form 8-K and requested that PwC furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects to which it does not agree. A copy of PwC’s letter dated June 24, 2022 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.
On June 23, 2022, the Boards of Directors appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for fiscal 2024, to be effective upon the execution of an engagement letter and related completion of Deloitte's standard client acceptance procedures to ensure their independence.
During our two most recent fiscal years, fiscal 2020 and 2021, and the subsequent interim period through June 23, 2022, neither the Company nor anyone acting on its behalf has consulted with Deloitte regarding (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

16.1 PricewaterhouseCoopers LLP letter to the U.S. Securities and Exchange Commission dated June 24, 2022
104 Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date:	June 24, 2022	Date:	June 24, 2022